UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

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[ ]  Preliminary proxy statement
[ ] Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[X]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                              NEXTEL PARTNERS, INC.
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                (Name of Registrant as Specified in Its Charter)

                                       N/A
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      (Name of Person(s) Filing Proxy Statement, if Other Than Registrant)

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                            Q&A REGARDING PUT PROCESS


Q. What is your reaction to Nextel Communications Inc.'s ("Nextel") comments made July 13th with respect to the Nextel Partners put process?

A. The following responds to comments made by Nextel on July 13th and previously with respect to the put process:

PROCESS / TIMING

             - Nextel Partners' Certificate of Incorporation outlines the steps involved and the timing associated with the process if our Class A shareholders elect to exercise the put right

                  - Once the put is exercised, the maximum amount of time allotted by our Certificate for the determination of Fair Market Value by the three appraisers is 110 days

             - On June 23, 2005, we filed a preliminary proxy statement with the SEC in anticipation of the closing of Nextel's merger with Sprint and the possible request by our shareholders thereafter to convene a special meeting in order to vote on whether to exercise the put

                  - A special committee of our Board of Directors has unanimously recommended that our Class A shareholders vote in favor of exercising the put right in the event a special meeting is convened

                  - We elected to file the proxy statement at that time to try to put ourselves in a position to organize a meeting in a timely fashion in the event we receive a request for such a meeting from at least 20% of our Class A shareholders following the close of the Sprint-Nextel merger

             - In discussing the possibility of a challenge process following the determination of Fair Market Value by the three appraisers, Nextel omitted the fact that a challenging party would need to successfully demonstrate to a panel of valuation experts that the appraisal price was "grossly incorrect or fraudulently obtained"

                  - The Challenge Ceiling Price is not relevant if Nextel is the challenger

                  - The Challenge Floor Price is not relevant if our Class A shareholders are the challengers

VALUATION

             - While we are not going to play the game that Nextel has decided to play of trying to predict the outcome of the appraisal process, we believe Nextel's view of the valuation process is simply wrong

             - We believe the intent of the agreements in place between Nextel Partners and Nextel is based on an arrangement whereby Nextel Partners aligned itself to Nextel strategically, facilitating Nextel's nationwide roll-out, branding strategy, customer relationships and network operations

                  - In exchange, in the event of a change of control of Nextel, our Class A shareholders were granted a put right, which provides them the opportunity to put their Class A shares at Fair Market Value, as defined in our Certificate of Incorporation


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             -    As our preliminary proxy statement indicates, among the
                  elements of that definition, the determination of Fair Market
                  Value:

                  - Assumes Nextel Partners is acquired in an arm's length transaction

                  - Assumes an auction process designed to attract all possible participants

                  - Provides that, in all cases, Fair Market Value will include a control premium

                  - Assumes that Nextel Partners is at least as valuable to other buyers as to Nextel

                  - Provides that, in all cases, there will be no minority or illiquidity discount

             - As described in our preliminary proxy statement, various market data for precedent transactions underscore the value opportunity of an auction model

             - Nextel Partners' trading activity and history and "most recent unaffected public market stock price" are among the many factors that must be taken into consideration by the appraisers

                  - We believe the notion of Nextel Partners' most recent unaffected public market stock price is not a static concept limited by our share price prior to the announcement of Sprint-Nextel transaction

                       - We believe our share price performance noted by Nextel takes into account the strong operating performance of our business over time

                           - Since the announcement of the Sprint-Nextel merger, Nextel Partners has delivered record financial and operating performance in both the 4th quarter of 2004 and the 1st quarter of 2005

                  - We believe that the fact that certain of our trading multiples are higher than those of Nextel as well as many of our competitors takes into account our financial performance, our subscriber metrics, and the fact that our business has been growing faster than most of the other national and rural wireless carriers

                  - If the put right set forth in our Certificate is exercised, we will present our views of our business, and the factors that must be considered under our Certificate in determining our Fair Market Value, to the appraisers

                  - As our preliminary proxy statement indicates, the special committee of our Board of Directors believes that the appraisal process, and the definition of Fair Market Value in our Certificate, is likely to yield a purchase price that would represent an attractive value for holders of Class A common stock


                           FORWARD LOOKING STATEMENTS

                  "Safe Harbor" Statement under the Private Securities Litigation Reform Act of 1995. A number of the matters and subject areas discussed in this document that are not historical or current facts deal with potential future circumstances and developments, including without limitation, matters related to Nextel Partners' growth strategies and future financial and operating results. The words "believe," "expect," "intend," "estimate," "assume" and "anticipate," variations of such words and similar expressions identify forward-looking statements, but their absence does not mean that a statement is not forward-


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


looking. The discussion of such matters and subject areas is qualified by the inherent risks and uncertainties surrounding future expectations generally, and also may materially differ from Nextel Partners' actual future experience involving any one or more of such matters and subject areas. Nextel Partners has attempted to identify, in context, certain of the factors that it currently believes may cause actual future experience and results to differ from Nextel Partners' current expectations regarding the relevant matter or subject area. Such risks and uncertainties include the economic conditions in our targeted markets, performance of our technologies, competitive conditions, customer acceptance of our services, access to sufficient capital to meet operating and financing needs, uncertainties relating to the Sprint-Nextel Communications merger and those additional factors that are described from time to time in Nextel Partners' reports filed with the SEC, including Nextel Partners' annual report on Form 10-K for the year ended December 31, 2004, its subsequent quarterly filing on Form 10-Q, and its preliminary proxy materials filed in connection with the put process. This document speaks only as of its date, and Nextel Partners disclaims any duty to update the information herein.

                  ADDITIONAL INFORMATION AND WHERE TO FIND IT

                  In connection with the put right which could arise in connection with the proposed Sprint Corporation - Nextel Communications, Inc. merger transaction, Nextel Partners, Inc. has filed and will be filing proxy statements and other materials with the Securities and Exchange Commission. WE URGE INVESTORS TO READ THE PROXY STATEMENT AND THESE OTHER MATERIALS CAREFULLY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT NEXTEL PARTNERS, INC. AND THE PROPOSED TRANSACTION. Investors may obtain a free copy of the proxy statements and other relevant documents when they become available as well as other materials filed with the SEC concerning Nextel Partners, Inc. at the SEC's website at HTTP://WWW.SEC.GOV. Free copies of Nextel Partners, Inc.'s SEC filings are also available on Nextel Partners, Inc.'s website at HTTP://WWW.NEXTELPARTNERS.COM. These materials and other documents may also be obtained for free from: Nextel Partners, Inc at Nextel Partners, Inc., 4500 Carillon Point, Kirkland, WA 98033, Attn: Investor Relations.

                        PARTICIPANTS IN THE SOLICITATION

                  Nextel Partners, Inc. and its officers and directors may be deemed, under SEC rules, to be participants in the solicitation of proxies from Nextel Partners, Inc.'s stockholders with respect to the proposed transaction. Information regarding the officers and directors of Nextel Partners, Inc. is included in its definitive proxy statement for its 2005 Annual Meeting filed with the SEC on April 8, 2005. More detailed information regarding the identity of potential participants, and their direct or indirect interests, by securities, holdings or otherwise, will be set forth in the proxy statement and other materials to be filed with the SEC in connection with the proposed transaction.


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